LOGO

                               Short-Intermediate
                                     Income

                                  Annual Report
                                December 31, 1998

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o Maintaining its focus on quality, your Fund's Class A Shares delivered total returns of 3.6% and 6.8% for the 6- and 12-month periods ending December 31, 1998, respectively.

o Global financial turmoil, particularly the Long Term Capital hedge fund crisis, prompted the Federal Reserve to lower short-term rates in an effort to restore stability.

o Benign inflationary pressures, a domestic budget surplus, and a steady U.S. economy have allowed long Treasury rates to fall to levels not seen for a generation.

o Declines in rates on non-governmental debt (corporates and mortgages) have not kept pace with Treasuries, presenting future opportunities.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the Fund's progress for the six- and twelve-month period ended December 31, 1998.

1998 In Review

     The environment of steady interest rates, low inflation and a relatively stable government vaulted the U.S. economy to the status of the only pillar of strength in the world. The combination of foreign investors, assured by the financial leadership of Federal Reserve Chairman Greenspan and Treasury Secretary Rubin, and an American consumer, confident with abundant jobs and buoyant income, drove equity prices to record high levels. Concerned by steadily climbing equity prices and tight labor markets, the Federal Reserve signaled a bias toward tighter monetary policy. Neither the Federal Reserve nor investors could have anticipated that events looming on the horizon, specifically the Russian debt default and the Long Term Capital hedge fund crisis, would threaten world financial market stability. As investors fled to the security of the U.S treasury market, temporarily causing a de-linking of equity and fixed income markets, credit and liquidity spreads widened dramatically. The Federal Reserve responded to the turbulence with three twenty-five basis point reductions in interest rates, restoring confidence and liquidity to the markets and establishing the foundation for an historic continuation of the eight year old bull market.

Outlook

     The outlook for interest rates in 1999 will depend on the pace of economic growth, its influence on inflation and the Federal Reserve's response to these developments. As international monetary flows remain critical to the world's capital markets, competition from the ascending euro currency may challenge the U.S government market as a safe haven. With Brazil's economic problems escalating, likely forcing currency devaluation and the Japanese government unwilling to address their languishing economy, our markets may experience deja vu. While Greenspan remains the world's most respected central banker, concerns of Rubin resigning his post and the impending impeachment proceedings against President Clinton may deter confidence in the United States' ability to attract global investments. The stellar rebound in our equity markets has perpetuated potentially unrealistic return expectations and if corporate earnings disappoint investors and the economy slows, we think the Federal Reserve will resume easing of interest rates.

--------------------------------------------------------------------------------

Portfolio Considerations

     With intermediate- and long-term maturity U.S. Treasuries at interest rate levels not seen for decades, we may be closer to the end of the secular decline in interest rates. Avoiding principal risk while maximizing income will take even greater care. To enhance the yield of your Fund, we have purchased benchmark agency issues as a proxy for Treasuries. Additionally, we have increased mortgage positions and continue to hold corporate and asset-backed paper to provide yield. As the fixed-income market returns to justifiable spread relationships, we intend to reduce the Fund's exposure to these spread sectors.


Performance Comparisons 1

  For Periods Ended December 31, 1998     Six Months      One Year     Avg. Duration
-------------------------------------------------------------------------------------
  Flag Investors Short-Intermediate
    Income Fund - Class A Shares             3.58%          6.81%        3.1 yrs.
 .....................................................................................
               Institutional Shares          3.67%          7.07%        3.1 yrs.
 .....................................................................................
  Lehman Brothers Intermediate-Term Gov't./
    Corp. Bond Index                         4.80%          8.84%        3.4 yrs.
 .....................................................................................
  Lipper Short Intermediate-Term Bond Fund
    Peer Group                               3.48%          6.59%           N/A
-------------------------------------------------------------------------------------

-------------
1 These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of the Fund's 1.50% maximum sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as an indicator of performance in the intermediate-term government and corporate bond sector. The Lipper Short-Intermediate Investment Grade Debt Funds Average is an index of approximately 85 managed funds that have at least 65% of their assets in investment grade debt securities that are rated in the top four grades and have dollar-weighted average maturities of one to five years. Individuals cannot invest directly in any index. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 5.

--------------------------------------------------------------------------------
PIE CHART

Portfolio Composition

     December 31, 1997

Mortgage-Backed 13%

Treasury and Agency 33%

Corporate 28%

Asset-Backed 18%

Cash 8%


     December 31, 1998

Treasury and Agency 11%

Mortgage-Backed 28%

Corporate 39%

Asset-Backed 21%

Cash 1%


Dividend Policy

      The Fund continues to distribute $0.05 per share monthly. Maintaining the current income level while preserving principal will be challenging in the months to come. We appreciate your continued support.

Sincerely,





M. Elliott Randolph, Jr.               Paul D. Corbin
-----------------------                ---------------
/s/ M. Elliott Randolph, Jr.           /s/ Paul D. Corbin
Portfolio Manager                      Portfolio Manager

January 20, 1999

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on May 13, 1991 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 1.50% maximum sales charge for the Fund's Class A Shares.

     In addition to the Lehman Brothers Intermediate Government/Corporate Bond Index, we will also begin comparing the Fund's performance to the Merrill Lynch 1-3 Year Treasury Index because we believe its shorter average maturity also makes it an appropriate benchmark for the Fund.

     While the following chart is required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class A Shares* May 13, 1991-December 31, 1998

   5/91  9850 10000 10000
  12/91 10815 10993 10759
  12/92 11429 11780 11436
  12/93 12455 12815 12057
  12/94 12042 12569 12125
  12/95 13909 14497 13458
  12/96 14471 15084 14129
  12/97 15503 16271 15070
  12/98 16558 17709 16125

  Flag Investors Short-Intermediate Income Fund $16,558
  Lehman Brothers Intermediate Gov't./Corp. Bond Index $17,709
  Merrill Lynch 1-3 Year Treasury Index $16,125

                                                          Average Annual
                                                           Total Return*
  Periods Ended 12/31/98          1 Year       5 Years   Since Inception**
--------------------------------------------------------------------------------
  Class A Shares                   5.20%        5.54%          6.83%
 ................................................................................

* These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of the performance in the short-term Treasury sector.
** May 13, 1991.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information (concluded)

Change in Value of a $10,000 Investment in Institutional  Shares*
November 2, 1995-December 31, 1998

11/95 10000 10000 10000
12/95 10202 10105 10077
 6/96 10174 10083 10212
12/96 10630 10514 10578
 6/97 10922 10812 10883
12/97 11417 11342 11282
 6/98 11791 11736 11623
12/98 12224 12345 12072


Flag Investors Short-Intermediate Income Fund $12,224
Lehman Brothers Intermediate Gov't./Corp. Bond Index $12,345
Merrill Lynch 1-3 Year Treasury Index $12,072

--------------------------------------------------------------------------------
                                                             Average Annual
                                                             Total Return*
  Periods Ended 12/31/98             1 Year       5 Years   Since Inception**
  Institutional Shares                7.07%        6.21%          6.56%
 ................................................................................

* These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.
** 11/2/95

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                                       7

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
------------------------------------------------------------------------------------
Statement of Net Assets                                        December 31, 1998

                                                  S&P          Par
Security                                        Rating*       (000)    Market Value
------------------------------------------------------------------------------------
CORPORATE NOTES--38.7%

Atlantic City Electric
   6.00%, 1/15/03 .............................   A-   $     2,000   $ 2,040,000
Baltimore Gas & Electric
   6.75%, 6/5/12 ..............................   A          1,000     1,110,000
Bear Stearns Company Incorporated
   6.50%, 8/1/02 ..............................   A          2,000     2,040,000
Block Financial Corporation
   6.75%, 11/1/04 .............................   A          2,000     2,057,500
Computer Associates International
   6.375%, 4/15/05 ............................   A-         2,805     2,769,937
Countrywide Home Loan
   7.26%, 5/10/04 .............................   A          2,900     3,034,125
Dana Corporation
   6.50%, 3/15/08 .............................   A-         2,000     2,090,000
First Maryland Bancorp
   7.20%, 7/1/07 ..............................   A-         3,000     3,258,750
Ford Motor Credit
   6.00%, 1/14/03 .............................   A          2,000     2,037,500
General Motors Acceptance Corporation
   5.625%, 2/15/01 ............................   A-         1,000     1,003,750
International Lease Finance
   6.43%, 9/15/00 .............................   A+         2,000     2,037,500
New York Telephone
   7.375%, 12/15/11 ...........................   A+         1,700     1,736,125
Pacific Gas & Electric
   6.25%, 3/1/04 ..............................   A          2,000     2,062,500
Philip Morris, Inc. ...........................
   6.95%, 6/1/06 ..............................   A          2,000     2,052,500
Sears Roebuck Acceptance Corporation
   6.34%, 9/19/00 .............................   A-         2,290     2,324,350
Sony Corporation
   6.125%, 3/4/03 .............................   A          2,000     2,047,500
Tyco International Corporation
   5.875%, 11/1/04 ............................   A-         2,000     2,007,500
                                                                     -----------
Total Corporate Notes
  (Cost $34,980,231) ..........................                       35,709,537
                                                                     -----------

                                       8

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
------------------------------------------------------------------------------------
                                                  S&P          Par
Security                                        Rating*       (000)    Market Value
------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES--37.0%

Federal Home Loan Banks Board - 2.2%
Debentures
FHLB Board
   5.12%, 9/15/03 ..............................   AAA   $    2,000   $2,003,560

FEDERAL NATIONAL MORTGAGE ASSOC. - 4.4%
Debentures
FNMA-Govt
   7.12%, 4/19/02 ..............................   AAA        2,000    2,011,820
   5.75%, 2/15/08 ..............................   AAA        2,000    2,074,500

FEDERAL HOME LOAN MORTGAGE CORP. - 2.2%
Debentures
FHLMC
   5.12%, 10/15/08 .............................   AAA        2,000    1,982,400

MORTGAGE BACKED-SECURITIES - 27.3%
FHLMC Pool #C00210
   8.00%, 1/1/23 ...............................   AAA          555      574,480
FHLMC Pool #E20099
   6.50%, 5/1/09 ...............................   AAA        3,674    3,729,189
FHLMC Pool #G10049
   8.00%, 10/1/07 ..............................   AAA          579      596,820
FHLMC Pool #G10543
   6.00%, 6/1/11 ...............................   AAA        2,271    2,280,797
FHLMC Pool #G50334
   6.50%, 2/1/01 ...............................   AAA        1,070    1,080,838
FHLMC T-5 A3
   7.15%, 1/25/12 ..............................   AAA        2,500    2,546,250
FHLMC T-9 A2
   6.43%, 2/25/13 ..............................   AAA        3,000    3,002,250
FNMA Pool #326570
   7.00%, 2/1/08 ...............................   AAA        2,340    2,392,213
FNMA Pool #362537
   6.50%, 10/1/03 ..............................   AAA        2,079    2,106,256
FNMA Pool #433646
   6.00%, 10/1/13 ..............................   AAA        5,508    5,527,069
FNGL Pool #409589
   9.50%, 11/1/15 ..............................   AAA        1,287    1,374,594

                                       9

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
-----------------------------------------------------------------------------------
Statement of Net Assets (concluded)                            December 31, 1998

                                                  S&P          Par
Security                                        Rating*       (000)    Market Value
-----------------------------------------------------------------------------------

GUARANTEED EXPORT TRUST - 0.9%
Guaranteed Export Trust , 94-F-A
   8.18%, 12/15/04 ..............................   AAA    $   764   $   821,776
                                                                     -----------
Total U.S. Government Agency Securities
  (Cost $33,863,955) ............................                     34,104,812
                                                                     -----------
 U.S. TREASURY SECURITIES--2.3%

U.S. Treasury Notes
   5.75%, 8/15/03 ...............................   AAA      2,000     2,089,460
                                                                     -----------
Total U.S. Treasury Securities
  (Cost $1,913,253) .............................                      2,089,460
                                                                     -----------
ASSET BACKED SECURITIES--20.9%

Aesop Funding II Limited Liability
   Company, 1997-1-A1
   6.22%, 10/20/01 ..............................   AAA      3,000     3,049,680
CPS Auto Trust , 1998-2-A
   6.09%, 11/15/03 ..............................   AAA      2,753     2,766,196
Discover Card Master , Trust I, 1998-4-A
   5.75%, 10/15/03 ..............................   AAA      3,500     3,537,625
Green Tree Financial Corporation, 1994-6-A5
   8.25%, 1/15/20 ...............................   NR**     3,000     3,089,010
Metris Master Trust , 97-1-A
   6.87%, 10/20/05 ..............................   AAA      3,000     3,099,240
PG&E Rate Reduction Bonds, California
   Infrastructure, 97-1-A4
   6.16%, 6/25/03 ...............................   AAA      3,700     3,761,050
                                                                     -----------
Total Asset Backed Securities
  (Cost $19,100,826) ............................                     19,302,801
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.6%
FEDERAL NATIONAL MORTGAGE ASSOC. - 0.1%
FNMA Series 1988-18B
   9.40%, 7/25/03 ...............................   AAA         84        86,649

                        See Notes to Financial Statements

                                       10

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
------------------------------------------------------------------------------------
                                                  S&P          Par
Security                                        Rating*       (000)    Market Value
------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 0.5%
FHLMC Series 106-F
   8.50%, 12/15/20 ................................   AAA    $   518   $    519,760
                                                                       ------------
Total Collateralized Mortgage Obligations
  (Cost $613,489) .................................                         606,409
                                                                       ------------
REPURCHASE AGREEMENT--1.6%

Goldman Sachs & Co., 4.50%
   Dated 12/31/98, to be repurchased on
   01/04/99, collateralized by U.S. Treasury
   Bond with a par value of $1,447,000,
   Coupon rate of 4.50%, due 1/11/01
   with a market value of $1,482,845
   (Cost $1,453,000) ..............................    NR      1,453      1,453,000
                                                                       ------------
Total Investments--101.1%
  (Cost $91,924,754) *** ..........................                    $ 93,266,019
                                                                       ------------
Other Liabilities in Excess of Other
   Assets--(1.1%)..................................                      (1,047,540)
                                                                       ------------
Total Net Assets--100.0% ..........................                    $ 92,218,479
                                                                       ============
Net Asset Value and Redemption Price Per:
   Class A Share
   ($47,106,899 divided 4,496,031 shares
   outstanding)....................................                    $      10.48
                                                                       ============
   Institutional Share
   ($45,111,580 divided 4,254,449 shares
   outstanding)....................................                    $      10.60
                                                                       ============
Maximum Offering Price Per:
   Class A Share ($10.48 divided 0.985)............                    $      10.64
                                                                       ============
   Institutional Share ............................                    $      10.60
                                                                       ============

---------
* The Standard & Poor's rating indicated is believed to be the most recent rating available as of December 31, 1998. The U.S. Government Agency Securities and U.S. Treasury Securities are assumed to have AAA ratings because they are backed by the full faith and credit of the U.S. government. These ratings have not been audited by Deloitte & Touche LLP.
** Although this holding is not rated by S&P, it is rated Aaa by Moody's and AAA by Fitch.
***  Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                                                                        For the
                                                                      Year Ended
                                                                     December 31,
--------------------------------------------------------------------------------
                                                                         1998
Investment Income:
   Interest ......................................................  $ 5,779,577
                                                                    -----------
Expenses:
   Investment advisory fee .......................................      323,196
   Distribution fee ..............................................      124,577
   Professional fees .............................................      111,420
   Accounting fee ................................................       63,952
   Registration fees .............................................       43,180
   Custodian fee .................................................       24,372
   Printing and postage ..........................................       24,178
   Transfer agent fee ............................................       17,722
   Miscellaneous .................................................       15,548
                                                                    -----------
            Total expenses .......................................      748,145

Less: Fees waived ................................................     (208,010)
                                                                    -----------
            Net expenses .........................................      540,135
                                                                    -----------
Net investment income ............................................    5,239,442
                                                                    -----------
Realized and unrealized gain on investments:
   Net realized gain from security transactions ..................      626,662
   Change in unrealized appreciation/depreciation of investments..      281,972
                                                                    -----------
            Net gain on investments ..............................      908,634
                                                                    -----------
Net increase in net assets resulting from operations .............  $ 6,148,076
                                                                    ===========

                       See Notes to Financial Statements.
                                       12

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                 For the Year Ended December 31,
--------------------------------------------------------------------------------
                                                       1998            1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ........................   $  5,239,442    $  4,590,636
   Net gain from security transactions ..........        626,662          95,306
   Change in unrealized appreciation/
     depreciation of investments ................        281,972         680,823
                                                    ------------    ------------
   Net increase in net assets resulting
     from operations ............................      6,148,076       5,366,765
                                                    ------------    ------------
Dividends to Shareholders from:
   Net investment income:
     Class A Shares .............................     (2,783,314)     (3,165,854)
     Institutional Shares .......................     (2,456,128)     (1,359,289)
Distributions in excess of net investment income:
     Class A Shares .............................        (84,080)           --
     Institutional Shares .......................        (74,196)           --
                                                    ------------    ------------
   Total distributions ..........................     (5,397,718)     (4,525,143)
                                                    ------------    ------------
Capital Share Transactions:
   Proceeds from sale of shares .................     46,758,290      23,594,729
   Value of shares issued in reinvestment of
     dividends ..................................      2,730,265       2,514,042
   Cost of shares repurchased ...................    (35,645,932)    (25,416,223)
                                                    ------------    ------------
   Increase in net assets derived from
     capital share transactions .................     13,842,623         692,548
                                                    ------------    ------------
   Total increase in net assets .................     14,592,981       1,534,170

Net Assets:
   Beginning of year ............................     77,625,498      76,091,328
                                                    ------------    ------------
   End of year ..................................   $ 92,218,479    $ 77,625,498
                                                    ============    ============

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                              For the
                                                             Year Ended
                                                            December 31,              For the Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                1998          1997           1996            1995          1994
Per Share Operating Performance:
   Net asset value at beginning of year ...............  $       10.39  $       10.28  $       10.48  $        9.62  $       10.57
                                                         -------------  -------------  -------------  -------------  -------------
Income from Investment Operations:
   Net investment income ..............................           0.58           0.61           0.63           0.62           0.57
   Net realized and unrealized gain/(loss) on
    investments........................................           0.11           0.10          (0.23)          0.84          (0.92)
                                                         -------------  -------------  -------------  -------------  -------------
   Total from Investment Operations ...................           0.69           0.71           0.40           1.46          (0.35)
Less Distributions:
   Distributions from net investment income ...........          (0.58)         (0.60)         (0.60)         (0.60)         (0.57)
   Distributions in excess of net investment income ...          (0.02)            --             --             --             --
   Return of capital ..................................             --             --             --             --          (0.03)
                                                         -------------  -------------  -------------  -------------  -------------
   Total distributions ................................          (0.60)         (0.60)         (0.60)         (0.60)         (0.60)
                                                         -------------  -------------  -------------  -------------  -------------

   Net asset value at end of year .....................  $       10.48  $       10.39  $       10.28  $       10.48  $        9.62
                                                         =============  =============  =============  =============  =============

Total Return1 .........................................           6.81%          7.13%          4.04%         15.43%         (3.32)%
Ratios to Average Daily Net Assets:
   Expenses2 ..........................................           0.70%          0.70%          0.70%          0.70%          0.70%
   Net investment income3 .............................           5.57%          5.92%          6.11%          6.00%          5.57%
Supplemental Data:
   Net assets at end of year (000) ....................  $      47,107  $      45,569  $      58,584  $      67,116  $      78,789
   Portfolio turnover rate ............................             40%            65%            42%            46%            50%

----------------
1 Total return excludes the effect of sales charge.
2 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.93%, 0.96%, 0.99%, 0.93%, and 0.84%, for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.
3 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.34%, 5.66%, 5.83%, 5.77%, and 5.43%, for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

                       See Notes to Financial Statements.

                                       14 and 15

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              For the                                 For the Period
                                                             Year Ended        For the Years         November 2, 19951
                                                            December 31,     Ended December 31,     through December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                1998        1997            1996             1995
Per Share Operating Performance:
   Net asset value at beginning of period ................  $   10.50  $   10.38         $   10.58       $    10.42
                                                            ---------  ---------         ---------       ----------
Income from Investment Operations:
   Net investment income .................................       0.61       0.61              0.59             0.09
   Net realized and unrealized gain/(loss) on investments.       0.11       0.13             (0.17)            0.12
                                                            ---------  ---------         ---------       ----------
   Total from Investment Operations ......................       0.72       0.74              0.42             0.21
Less Distributions:
   Distributions from net investment income ..............      (0.61)     (0.62)            (0.62)           (0.05)
   Distributions in excess of net investment income ......      (0.01)        --                --               --
                                                            ---------  ---------         ---------       ----------
   Total distributions ...................................      (0.62)     (0.62)            (0.62)           (0.05)
                                                            ---------  ---------         ---------       ----------

   Net asset value at end of period ......................  $   10.60  $   10.50         $   10.38       $    10.58
                                                            =========  =========         =========       ==========

Total Return2 ............................................       7.07%      7.40%             4.20%           12.47%
Ratios to Average Daily Net Assets:
   Expenses3 .............................................       0.45%      0.45%             0.45%            0.45%5
   Net investment income4 ................................       5.81%      6.17%             6.35%            6.52%5
Supplemental Data:
   Net assets at end of period (000) .....................  $  45,112  $  32,056         $  17,507       $    2,186
   Portfolio turnover rate ...............................         40%        65%               42%              46%

--------------
1 Commencement of operations
2 Total return excluded the effect of sales charge.
3 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.67%, 0.72%, 0.76%, and 0.72% (annualized) for the years ended December 31, 1998, 1997 and 1996 and for the period ended December 31, 1995, respectively.
4 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.58%, 5.90%, 6.04%, and 6.27% (annualized) for the years ended December 31, 1998, 1997 and 1996, and for the period ended December 31, 1995, respectively.
5 Annualized

                       See Notes to Financial Statements.

                                     16 and 17

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund"), was organized as a Maryland Corporation on April 16, 1990 and commenced operations May 13, 1991. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

     The Fund consists of two share classes: Class A Shares, which commenced May 13, 1991, and Institutional Shares, which commenced November 2, 1995.

     The Class A Shares have a 1.50% maximum front-end sales charge and a 0.25% distribution fee. The Institutional Shares have neither a front-end sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

      A. SECURITY VALUATION--The Fund values debt securities based on quotations provided by a pricing service, which uses transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities to determine value. The Fund values portfolio securities that are primarily traded on a national exchange by using the last sale price reported for the day. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At December 31, 1998 there are no Board valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

      B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

         matures. The agreement requires that the collateral's market value, including any accrued interest, exceeds the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

      C. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for income taxes.

      D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND
         OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income occur when taxable income exceeds income under generally accepted accounting principles.

NOTE 2--INVESTMENT ADVISORY FEE, TRANSACTIONS WITH AFFILIATES AND
        OTHER FEES

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.35% of the first $1 billion, 0.30% of the next $500

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--CONTINUED

million and 0.25% of the amount over $1.5 billion. For the year ended December 31, 1998, ICC's advisory fees amounted to $323,196, of which $8,697 was payable at the end of the period.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Shares' average daily net assets. For the year ended December 31, 1998, ICC waived fees of $208,010.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. For the year ended December 31, 1998 ICC's fees were $63,952, of which $5,504 was payable at the end of the period.

     ICC also provides transfer agent services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended December 31, 1998 ICC's fees were $17,722, of which $3,450 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons, Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors.

     Effective September 22, 1997 Bankers Trust Corporation became the Fund's custodian. For the year ended December 31, 1998 Bankers Trust fees were $24,372 of which $3,272 was payable at the end of the period.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1998 was approximately $5,362, and the accrued liability was approximately $12,254.
                                       20

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
NOTE 3--CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to 60 million shares of $.001 par value capital stock (45 million Class A, 2 million Class B, 5 million Institutional, 5 million Alex. Brown Capital Advisory & Trust and 3 million undesignated). Transactions in shares of the Fund are listed below.


                                                         Class A Shares
                                                   ---------------------------
                                                     For the        For the
                                                   Year Ended     Year Ended
                                                  Dec. 31, 1998  Dec. 31, 1997
                                                  ------------   -------------
Shares sold ....................................      1,491,889         643,871
Shares issued to shareholders on
   reinvestment of dividends ...................        203,462         188,623
Shares redeemed ................................     (1,585,950)     (2,147,036)
                                                   ------------    ------------
Net increase/(decrease) in shares outstanding ..        109,401      (1,314,542)
                                                   ============    ============
Proceeds from sale of shares ...................   $ 15,616,738    $  6,656,537
Value of reinvested dividends ..................      2,128,706       1,939,315
Cost of shares redeemed ........................    (16,609,172)    (22,186,651)
                                                   ------------    ------------
Net increase/(decrease) from capital share
   transactions ................................   $  1,136,272    $(13,590,799)
                                                   ============    ============

                                                       Institutional Shares
                                                   ----------------------------
                                                      For the        For the
                                                    Year Ended     Year Ended
                                                   Dec. 31, 1998  Dec. 31, 1997
                                                   ------------   -------------
Shares sold ....................................      2,941,098       1,621,803
Shares issued to shareholders on
   reinvestment of dividends ...................         56,983          55,315
Shares redeemed ................................     (1,796,192)       (310,716)
                                                   ------------    ------------
Net increase in shares outstanding .............      1,201,889       1,366,402
                                                   ============    ============
Proceeds from sale of shares ...................   $ 31,141,552    $ 16,938,192
Value of reinvested dividends ..................        601,559         574,727
Cost of shares redeemed ........................    (19,036,760)     (3,229,572)
                                                   ------------    ------------
Net increase from capital share transactions ...   $ 12,706,351    $ 14,283,347
                                                   ============    ============

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4--INVESTMENT TRANSACTIONS

     Excluding short-term obligations, purchases of investment securities aggregated $64,786,573 and sales of investment securities aggregated $34,192,004 for the year ended December 31, 1998.

     At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,484,580, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $143,315.

NOTE 5--NET ASSETS

At December 31, 1998, net assets consisted of:

Paid-in Capital:
    Flag Investors Class A Shares ............................     $ 49,449,406
    Flag Investors Institutional Shares ......................       44,425,466
Distributions in excess of net investment income .............         (214,183)
Accumulated net realized loss from security transactions .....       (2,783,475)
Net unrealized appreciation of investments ...................        1,341,265
                                                                   ------------
                                                                   $ 92,218,479
                                                                   ============
NOTE 6--FEDERAL INCOME TAX INFORMATION

     At December 31, 1998, there was a tax capital loss carryforward of $2,757,728, of which $2,722,604 expires in 2003 and $35,124 expires in 2004.
This carryforward will be used to offset future net capital gains, if any.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Shareholders
Flag Investors Short-Intermediate Income Fund, Inc.

     We have audited the accompanying statement of net assets of the Flag Investors Short-Intermediate Income Fund, Inc. as of December 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Short-Intermediate Income Fund, Inc. at December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 2, 1999

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
FOR THE TAX YEAR ENDED DECEMBER 31, 1998

     Of the ordinary distributions made during the fiscal year ended December 31, 1998, 46.94% have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Directors and Officers

                                 RICHARD T. HALE
                                    Chairman

                                JAMES J. CUNNANE
                                    Director
                               JOSEPH R. HARDIMAN
                                    Director
                                  LOUIS E. LEVY
                                    Director
                               EUGENE J. MCDONALD
                                    Director
                                REBECCA W. RIMEL
                                    Director
                                TRUMAN T. SEMANS
                                    Director

                               CARL W. VOGT, ESQ.
                                    Director
                                   HARRY WOOLF
                                    President
                                JOSEPH A. FINELLI
                                    Treasurer
                                  AMY M. OLMERT
                                    Secretary
                                 SCOTT J. LIOTTA
                               Assistant Secretary

Investment Objective

An open-end mutual fund designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                      LOGO

                                     GROWTH

                       Flag Investors Emerging Growth Fund

                       Flag Investors Equity Partners Fund

                        Flag Investors International Fund


                                    SPECIALTY

                       Flag Investors Communications Fund

                   Flag Investors Real Estate Securities Fund


                                    BALANCED

                        Flag Investors Value Builder Fund


                                  FIXED INCOME

                  Flag Investors Short-Intermediate Income Fund

              Flag Investors Total Return U.S. Treasury Fund Shares


                                 TAX-FREE INCOME

                  Flag Investors Managed Municipal Fund Shares


                                  MONEY MARKET

                     Flag Investors Cash Reserve Prime Shares



                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                             ICC Distributors, Inc.
                                                                        SHORTANN
                                                                        (2/99)